AMENDMENT NO. 1 TO CLIENT SERVICES AGREEMENTS

     This AMENDMENT NO. 1 TO CLIENT SERVICES AGREEMENTS (this "First Amendment") is made this ____ day of January, 1998 by and among SLS SERVICES, INC. d/b/a HOLT OVERSIGHT AND LOGISTICAL TECHNOLOGIES, INC. ("SLS") and HOLT CARGO SYSTEMS, INC. ("HCS"), HOLT HAULING AND WAREHOUSING SYSTEM, INC. ("HHW"), MURPHY MARINE SERVICES, INC. ("MURPHY"), THE RIVERFRONT DEVELOPMENT CORPORATION ("Riverfront"), and WILMINGTON STEVEDORES, INC. (WSI) (collectively, "the Holt Companies").

                                   BACKGROUND

     On April 1, 1994, SLS and HCS entered into a Client Services Agreement (the "HCS Agreement"). On April 1, 1994, SLS and HHW entered into a Client Services Agreement the "HHW Agreement"). On April 1, 1994, SLS and Riverfront entered into a Client Services Agreement (the "Riverfront Agreement"). On July 1, 1994, SLS and MURPHY entered into a Client Services Agreement (the "MURPHY Agreement"). On July 10, 1995, SLS and WSI entered into a Client Services Agreement (the "WSI Agreement").

     Pursuant to these five Client Services Agreements (collectively, the "Agreements") SLS furnishes certain services required by the Holt Companies for the conduct of their business activities, as more particularly set forth therein.

     The parties desire to amend the Agreements, as more particularly set forth herein below, in order to extend the term of the Agreements.

     In conjunction with the extension of the Agreements, SLS is willing to agree to certain restrictions on SLS's rights to license certain software to competitors of the Holt Companies, as more particularly described within.

     NOW, THEREFORE, in consideration of the extension of the Agreements and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Term Amendment. SLS and the Holt Companies hereby substitute and amend Paragraph 2 of the Agreements to read as follows:

          "2. Term. The term of this Agreement shall commence effective the date of signing, and shall expire December 31, 2002."

     2.   Exclusive License

          a. SLS and HCS hereby amend the HCS Agreement to add a new paragraph 5A to read as follows:


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        "5A. Exclusive License    SLS covenants and agrees that during the Term
        of the Agreement, it shall not, without the prior consent of the HCS, license its Computer Tracking System ("CTS") software or Computer Container System software to any person or entity which competes with the HCS, provided however that nothing contained in this Section 5A will restrict the ability of SLS to license CTS and the Computer Container System software to any current or future affiliate of HCS."

        b. SLS and HHW hereby amend the HHW Agreement to add a new paragraph 5A to read as follows:

        "5A. Exclusive License    SLS covenants and agrees that during the Term
        of the Agreement, it shall not, without the prior consent of the HHW, license its Computer Tracking System ("CTS") software or Computer Container System software to any person or entity which competes with the HHW, provided however that nothing contained in this Section 5A will restrict the ability of SLS to license CTS and the Computer Container System software to any current or future affiliate of HHW."

        c. SLS and Riverfront hereby amend the Riverfront Agreement to add a new paragraph 5A to read as follows:

        "5A. Exclusive License    SLS covenants and agrees that during the Term
        of the Agreement, it shall not, without the prior consent of the Riverfront, license its Computer Tracking System ("CTS") software or Computer Container System software to any person or entity which competes with the Riverfront, provided however that nothing contained in this Section 5A will restrict the ability of SLS to license CTS and the Computer Container System software to any current or future affiliate of Riverfront."

        d. SLS and MURPHY hereby amend the MURPHY Agreement to add a new paragraph 5A to read as follows:

        "5A. Exclusive License    SLS covenants and agrees that during the Term
        of the Agreement, it shall not, without the prior consent of the MURPHY, license its Computer Tracking System ("CTS") software or Computer Container System software to any person or entity which competes with the MURPHY, provided however that nothing contained in this Section 5A will restrict the ability of SLS to license CTS and the Computer Container System software to any current or future affiliate of MURPHY."


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        e. SLS and WSI hereby amend the WSI Agreement to add a new paragraph 5A to read as follows:

        "5A. Exclusive License    SLS covenants and agrees that during the Term
        of the Agreement, it shall not, without the prior consent of the WSI, license its Computer Tracking System ("CTS") software or Computer Container System software to any person or entity which competes with the WSI, provided however that nothing contained in this Section 5A will restrict the ability of SLS to license CTS and the Computer Container System software to any current or future affiliate of WSI."

     3. Confirmation of Agreement. Except as amended or supplemented by this First Amendment, the Agreements are in all respects ratified and confirmed and continue in full force and effect, and as so amended and supplemented, all of the rights, remedies, terms, conditions, covenants and agreements contained in the Agreements shall apply and remain in full force and effect.

     4. Governing Law. This First Amendment shall be governed by and interpreted and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to the conflicts of law doctrine thereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Client Services Agreements on the date first written above.


Attest:                                     SLS SERVICES, INC.
                                            d/b/a Holt Oversight & Logistical
                                            Technologies, Inc.


By: /s/ John A. Evans                       By: /s/ Thomas J. Holt, Jr.
    -------------------------                   -------------------------------
Name:  John A. Evans                        Name:  Thomas J. Holt, Jr.
Title: Secretary                            Title: President



Attest:                                     HOLT CARGO SYSTEMS, INC.


By: /s/ John A. Evans                       By: /s/  Thomas J. Holt, Sr.
    -------------------------                   -------------------------------
Name:  John A. Evans                        Name:  Thomas J. Holt, Sr.
Title: Secretary                            Title: President


                             [EXECUTIONS CONTINUED]


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Attest:                                     HOLT HAULING AND WAREHOUSING
                                            SYSTEM, INC.


By: /s/ John A. Evans                       By:  /s/ Thomas J. Holt, Sr.
    -------------------------                    ------------------------------
Name:  John A. Evans                        Name:  Thomas J. Holt, Sr.
Title: Secretary                            Title: President



Attest:                                     MURPHY MARINE SERVICES, INC.


By: /s/ John A. Evans                       By: /s/ Mark Murphy
    -------------------------                   -------------------------------
Name:  John A. Evans                        Name:  Mark Murphy
Title: Secretary                            Title: President



Attest:                                     THE RIVERSIDE DEVELOPMENT
                                            CORPORATION


By: /s/ John A. Evans                       By: /s/ Thomas J. Holt, Sr.
    -------------------------                   -------------------------------
Name:  John A. Evans                        Name:  Thomas J. Holt, Sr.
Title: Secretary                            Title: President



Attest:                                     WILMINGTON STEVEDORES, INC.


By: /s/ John A. Evans                       By: /s/  Mark Murphy
    -------------------------                   -------------------------------
Name:  John A. Evans                        Name:  Mark Murphy
Title: Secretary                            Title: President


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